UNITED STATES

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                  FORM 8-K/A

                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) August 21, 1996


                          First Midwest Bancorp, Inc.


            (Exact name of registrant as specified in its charter)


            Delaware                  0-10967                  36-3161078

  (State or other jurisdiction     (Commission               (IRS Employer
        of incorporation)          File Number)           Identification No.)


300 Park Boulevard, Suite 405, Itasca, Illinois                        60143

   (Address of principal executive offices)                        (Zip Code)


                                (630) 875-7450


              Registrant's telephone number, including area code


                                     N.A.


            (Former name and address, if changed since last report)






                  FIRST MIDWEST BANCORP, INC. (the "Company")

                                  FORM 8-K/A

                                August 21, 1996



ITEM 4.  Changes In Registrant's Certifying Accountant

    a) On August 21, 1996 upon the unanimous recommendation of the Audit Committee, the Board of Directors of First Midwest Bancorp, Inc. engaged the accounting firm of Ernst & Young LLP as its Certified Public Accountants for 1996, replacing KPMG Peat Marwick LLP.


    b) During the Registrant's two most recent fiscal years, and any interim period subsequent to December 31, 1995 through August 21, 1996 (the date of dismissal), there have been no disagreements with KPMG Peat Marwick LLP on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedure, or any reportable events.

    c) KPMG Peat Marwick LLP's report on the Registrant's financial statements for the past two years contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

    d) The Registrant has requested that KPMG Peat Marwick LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of KPMG Peat Marwick LLP's letter dated August 30, 1996 to the Securities and Exchange Commission is filed as Exhibit 16, hereto.

ITEM 7.  Financial Statements and Exhibits

    c)  Exhibits

        (16)Letter from the independent Certified Public Accountant pursuant to Item 4 (d).


                          FIRST MIDWEST BANCORP, INC.

                                  FORM 8-K/A

                                August 21, 1996

                                  SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                             First Midwest Bancorp, Inc.
                                                     (Registrant)





Date:        August 30, 1996                 /s/ DONALD J. SWISTOWICZ
                                                 Donald J. Swistowicz
                                               Executive Vice President

                                     Signing on behalf of the Registrant as
                                   Principal Financial and Accounting Officer.